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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     Date  of  Report  (Date  of  Earliest  Event  Reported):    May  18, 1998


                             MONACO FINANCE, INC.
                             --------------------
              (Exact Name of Registrant as Specified in Charter)


Colorado                             0-18819                   84-1088131
--------                             -------                   ----------
State or Other               (Commission File Number)            (I.R.S.
Jurisdiction                                                    Employer
of Incorporation or Organization)                          Identification No.)



                      370 Seventeenth Street, Suite 5060
                            Denver, Colorado 80202
                            ----------------------
                   (Address of Principal Executive Offices)


     Registrant's  Telephone  Number,  Including Area Code:     (303) 592-9411


                                      N/A
                                      ---
        (Former Name or  Former Address, if Changed Since Last Report)


Total  number  of  pages  is  2.

The  exhibit  index  appears  at  sequential  page  no.    N.A.


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


ITEM  5.  OTHER  EVENTS.

On May 18, 1997, a class action lawsuit was filed against the Company in the District Court of Dallas County, Texas (Dixson et al. v. Monaco Finance, Inc., No. DV983914). The plaintiffs allege various violations of Texas consumer law by the Company with respect to certain installment contracts for the credit purchase of motor vehicles. The complaint seeks the recovery of unspecified actual and statutory damages and attorney's fees.

At this early stage in the proceedings, it is impossible to express any view of the probable outcome of this lawsuit. In any event, management intends to cause the Company to vigorously defend the allegations.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned thereunto duly authorized.


                                                        MONACO  FINANCE,  INC.

Date:          June  5,  1998                   By:     /s/ Irwin L. Sandler
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